SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [ ]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     FIRST AMERICAN INVESTMENT FUNDS, INC.
               (Name of Registrant as Specified in Its Charter)

                                  JAMES D. ALT
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11:1

(4) Proposed maximum aggregate value of transaction:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1 Set forth the amount on which the filing fee is calculated and state how it was determined.




                     FIRST AMERICAN INVESTMENT FUNDS, INC.
                            680 EAST SWEDESFORD ROAD
                           WAYNE, PENNSYLVANIA 19087


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 20, 1995

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders of each series (each a "Fund") of First American Investment Funds, Inc. ("FAIF"), will be held at 10:00 a.m., Eastern time, on Tuesday, June 20, 1995, at the offices of SEI Corporation, 680 East Swedesford Road, Wayne, Pennsylvania, First Floor, Management Conference Room. The purposes of the special meeting are as follows:

     1. To establish the number of members of the Board of Directors of FAIF at seven and to elect a Board of Directors.

     2. To consider and act upon a proposed amendment to FAIF's articles of incorporation which would reduce the quorum required to conduct business at shareholders meetings from 30% of all outstanding shares to 10% of all outstanding shares of FAIF or, in the case of voting by classes or series of shares, such percentages of the applicable classes or series.

     3. To transact such other business as may properly come before the special meeting.

         THE BOARD OF DIRECTORS OF FAIF RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF SPECIAL MEETING.

         Shareholders of record on April 21, 1995 are the only persons entitled to notice of and to vote at the special meeting.

         Your attention is directed to the attached Proxy Statement. You will receive a proxy for each of the Funds in which you owned shares at the record date for the special meeting. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL EACH ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. A postage prepaid return envelope is enclosed for your convenience.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                    Michael J. Radmer, Secretary

Dated:  May 1, 1995.



                                PROXY STATEMENT

                     FIRST AMERICAN INVESTMENT FUNDS, INC.
                            680 EAST SWEDESFORD ROAD
                           WAYNE, PENNSYLVANIA 19087

      SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, JUNE 20, 1995

         The enclosed proxy is solicited by the Board of Directors of First American Investment Funds, Inc. ("FAIF") in connection with a Special Meeting of Shareholders of FAIF to be held on Tuesday, June 20, 1995, and at any adjournment thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Special Meeting and this Proxy Statement, will be paid by FAIF's administrator SEI Financial Management Corporation (the "Administrator"), and such mailing will take place on approximately May 1, 1995. Directors and officers of FAIF and employees of the Administrator and of FAIF's investment adviser, First Bank National Association, may, without cost to FAIF, solicit proxies for management of FAIF by means of mail, telephone, or personal calls. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending proxy soliciting materials on behalf of the Board of Directors to their principals.

         A proxy may be revoked by giving written notice, in person or by mail, of revocation before the special meeting to FAIF at its principal executive offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087, or by properly executing and submitting a later-dated proxy, or by voting in person at the special meeting. Unless revoked, properly executed proxies in which choices are not specified by the shareholder will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. Abstentions will be counted as shares present at the meeting for purposes of determining whether a quorum is present and whether the requisite percentage of votes present at the meeting voted to approve a proposal. Broker "non-votes" will not be counted as present for either such purpose.

         Only shareholders of record on April 21, 1995, may vote at the special meeting or any adjournment thereof. As of that date there were issued and outstanding the following numbers of common shares, $.0001 par value, of each series (each a "Fund") and class of shares of FAIF:

                                                                    Class A          Class B           Class C
                                                                    Shares           Shares            Shares
Fund                                                              Outstanding      Outstanding       Outstanding
Stock Fund...............................................         560,953.474       103,529.297   13,732,931.527
Equity Index Fund........................................         106,245.563        27,922.895   16,029,602.373
Balanced Fund............................................       1,235,829.385        80,801.902   13,755,864.597
Limited Volatility Stock Fund............................                  --                --    1,509,703.682
Asset Allocation Fund....................................          65,579.977        20,298.650    3,666,340.470
Equity Income Fund.......................................         171,603.758        20,499.394    4,162,743.849
Diversified Growth Fund..................................         184,865.263        10,677.308    8,352,713.306
Emerging Growth Fund.....................................          12,282.786         7,301.596    2,034,096.363
Regional Equity Fund.....................................         752,560.288       108,448.544    9,275,828.916
Special Equity Fund......................................         548,242.112       141,545.572   10,519,476.986
Technology Fund..........................................          20,089.262        16,381.197    1,246,293.979
International Fund.......................................          54,861.262         9,462.440    7,823,088.780
Limited Term Income Fund.................................       1,049,380.964                --   11,714,647.622
Intermediate Term Income Fund............................         272,282.548                --    8,560,144.214
Fixed Income Fund........................................         626,105.556       191,172.817   19,142,600.946
Intermediate Government Bond Fund........................                  --       221,149.512   10,003,446.201
Mortgage Securities Fund.................................          28,004.673                --    2,813,784.008
Limited Term Tax Free Income Fund........................          63,408.831                --    1,368,221.962
Intermediate Tax Free Fund...............................         108,828.904                --    3,250,292.781
Minnesota Insured Intermediate Tax Free Fund.............         188,931.852                --    6,476,574.616
Colorado Intermediate Tax Free Fund......................         126,534.057                --    4,603,018.489


For additional share ownership information, see "Share Ownership" elsewhere herein. Each shareholder is entitled to one vote for each share held. Voting for the election of directors is not cumulative, which means that the holders of a majority of FAIF's outstanding shares have the power to elect the entire Board of Directors. None of the matters to be presented at the special meeting will entitle any shareholder to appraisal rights.

         In the event that sufficient proxy votes in favor of the proposal set forth in Item 2 of the Notice of Special Meeting are not received by June 20, 1995, the persons named as proxies may propose one or more adjournments of the special meeting, for a period of not more than 120 days in the aggregate, to permit further solicitation of proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournments if they are instructed by more than a majority of the shares represented in person or by proxy to vote for the proposal set forth in Item 2 of the Notice of Special Meeting.

                         ANNUAL AND SEMI-ANNUAL REPORT

         FAIF will furnish, without charge, a copy of its annual report for the fiscal year ended September 30, 1994 and it most recent semi-annual report succeeding such annual report, if any, to any shareholder upon request. Such requests should be directed to SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087, or may be made by toll-free telephone call to 1-800-637-2548. FAIF will provide copies of such reports to a requesting shareholder by first class mail, or other means designed to assure prompt delivery, within three business days of the request.


                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

         FAIF's management recommends that the number of directors to be elected at the special meeting be set at seven and that the seven nominees named below be elected as directors. The enclosed proxy will be voted for the election of the seven persons named below as directors unless such authority has been withheld in the proxy. The term of office of persons elected will be until the next meeting of shareholders or until their successors are elected and shall qualify. In accordance with the Amended and Restated Articles of Incorporation and Bylaws of FAIF and Maryland law, management of FAIF does not currently intend to hold annual or periodically scheduled regular meetings of shareholders. Pertinent information regarding the nominees is set forth below. Information concerning the share ownership of each nominee is set forth elsewhere herein under "Share Ownership."

Name (Age) and Business Address              Principal Occupation During Past Five Years
Robert J. Dayton (53)            Director of FAIF since September 1994 and of First American
5140 Norwest Center Funds, Inc.  ("FAF") since December 1994; Chairman (1989-1993)
Minneapolis, Minnesota 55402     and Chief Executive Officer (1993-present),
                                 Okabena Company (private family investment office).

Welles B. Eastman (68)*          Director of FAF since January 1990 and of FAIF since April
998 Shady Lane                   1991; Chairman of the Board of Directors of Annandale State
Wayzata, Minnesota 55391         Bank, Annandale, Minnesota; Vice President of First
                                 Bank National Association from 1968 and Vice President
                                 of the Institutional Trust Group of First Trust National
                                 Association from 1986 until his retirement in December 1988 from such positions.

Irving D. Fish (46)              Director of FAF since 1984 and of FAIF since April 901
Marquette, Suite 3200            1991; Partner and Chief Financial Officer of Fallon
Minneapolis, Minnesota 55402     McElliott, Inc., a Minneapolis-based advertising agency.

Leonard W. Kedrowski (53)*       Director of FAF and FAIF since November 1993; Vice
16 Dellwood Avenue               President, Chief Financial Officer, Treasurer, Secretary and
Dellwood, Minnesota 55110        Director of Anderson Corporation from 1983 to October 1992.

Joseph D. Strauss (54)           Director of FAF since 1984 and of FAIF since April 1991;
8617 Edenbrook Crossing, #443    Chairman of FAF's and FAIF's Boards since 1992;
Brooklyn Park, Minnesota 55443   President of  FAF and FAIF from June 1989 to November 1989;
                                 Owner and President,  Strauss  Management   Company,   since  1993;
                                 Owner  and President, Community Resource Partnerships
                                 Inc., since 1992; attorney-at-law.

Virginia L. Stringer (49)        Director of FAF since April 1991 and of FAIF since August 1987;
712 Linwood Avenue               Management Consultant; former President and Director of The
St. Paul, Minnesota  55105       Inventure Group, Inc., a management consulting and training company,  since August 1991; President of Scott's Consulting,  Inc., a management consulting company, from 1989 to 1991; President of
                                 Scott's, Inc., a transportation company, from 1989 to 1990;
                                 Vice President of Human Resources of The Pillsbury Company, a
                                 food manufacturing company, from 1981 to 1989.

Gae B. Veit (52)                 Director of FAF and FAIF since December 7, 1993; owner and P.O.
Box 6                            CEO of Shingobee Builders, Inc., a general contractor.
Loretto, Minnesota  55357


* Denotes director who is an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Eastman is an "interested person" due to his ownership of shares of common stock of First Bank System, Inc., the parent company of FAIF's investment adviser First Bank National Association. Mr. Kedrowski is an "interested person" due to his position as a director of Kinnard Investments, Inc., which conducts limited brokerage transactions with such investment adviser.

         FAIF does not have a standing compensation committee of the Board of Directors. The Board of Directors has established a Board Development (nominating) Committee of the Board of Directors for the purpose of recommending candidates for election to the Board. None of the members of the Board Development Committee are "interested persons" as defined by the 1940 Act. The Board Development Committee met one time during the fiscal year ended September 30, 1994. The Board Development Committee will consider nominees recommended by shareholders. Shareholder recommendations should be made in writing, accompanied by pertinent information regarding nominee background and experience, and forwarded to the Secretary of FAIF. The current members of the Board Development Committee are Mr. Dayton, Ms. Stringer, Mr. Strauss and Ms. Veit.

         In March 1994, the Board of Directors established an Audit Committee. The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of FAIF for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of FAIF on matters concerning FAIF's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by FAIF from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and FAIF's officers and directors. The Audit Committee met one time during the fiscal year ended September 30, 1994. The current members of the Audit Committee are Mr. Eastman, Mr. Fish, Mr.
Kedrowski and Ms. Veit.

         During FAIF's fiscal year ended September 30, 1994, there were four meetings of the full Board of Directors. During such fiscal year, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such director served during the periods that he or she served.

         The First American Family of Funds, which includes FAIF and FAF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $8,400 per year plus $1,400 ($2,800 in the case of the Chairman) per meeting of the Board attended and $400 per committee meeting attended and reimburses travel expenses of directors and officers to attend Board meetings. The following table sets forth certain information regarding compensation paid to FAIF's directors by FAIF and by all funds in the First American family, consisting of FAIF, FAF, and the former First American Mutual Funds (collectively, the "Fund Complex"), during the year ended September 30, 1994. No officer of FAIF received compensation from FAIF in excess of $60,000 during such fiscal year.

                                                                                                       Total
                                                      Pension or                                   Compensation
                              Aggregate           Retirement Benefits          Estimated           From FAIF and
                            Compensation            Accrued as Part         Annual Benefits        Fund Complex
Director                      From FAIF            of FAIF Expenses         Upon Retirement      Paid to Directors
Robert J. Dayton                 $1,067                   $0                      $0                   $3,500
Welles B. Eastman                $3,855                   $0                      $0                  $12,650
Irving D. Fish                   $3,855                   $0                      $0                  $12,650
Leonard W. Kedrowski             $3,961                   $0                      $0                  $13,000
Joseph D. Strauss                $4,845                   $0                      $0                  $15,900
Virginia L. Stringer             $3,733                   $0                      $0                  $12,250
Gae B. Veit                      $3,428                   $0                      $0                  $11,250

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE BOARD NOMINEES NAMED ABOVE. The affirmative vote of a majority of the shares of FAIF represented at the special meeting, voting together and not as separate series or classes, is sufficient for the election of the above nominees to the Board of Directors, provided that a quorum (at least 30% of the outstanding shares) is present at the special meeting in person or by proxy. Shareholders do not have the right to cumulate their votes for directors. Unless otherwise instructed, the proxies will vote for the seven nominees. All of the nominees have consented to serve as directors if elected. In the event any of the nominees are not candidates for election at the special meeting, the proxies will vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.


                                   PROPOSAL 2
    AMENDMENT OF ARTICLES TO REDUCE QUORUM REQUIRED FOR SHAREHOLDERS MEETING

         Article IV, Section 3 of the Amended and Restated Articles of Incorporation of FAIF (the "Articles") currently provides as follows with respect to the quorum required in order to take action at a meeting of shareholders:

          "The presence in person or by proxy of the holders of record of 30% of the Shares of all Classes issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of business at all meetings of the stockholders except as otherwise provided by law or in these Articles of Incorporation and except that where the holders of Shares of any Class or Series thereof are entitled to a separate vote as a Class or Series (for purposes of this Section 3, such Series or Class, being referred to as a "Separate Class") or where the holders of Shares of two or more (but not all) Classes or series thereof are required to vote as a single Class or Series for the purposes of this Section 3 (such Series or Classes being referred to as a "Combined Class"), the presence in person or by proxy of the holders of 30% of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote."

The Board of Directors of FAIF has approved an amendment to the Articles reducing the foregoing quorum requirement from 30% to 10% and recommends adoption of this amendment by shareholders.

         The Board believes that a reduction in the quorum requirement is desirable because it may reduce the time and expense associated with soliciting and obtaining sufficient proxies from shareholders to conduct shareholders' meetings concerning relatively routine matters, such as the election of directors and the ratification of independent auditors. FAIF has experienced low shareholder voting in connection with past shareholders meetings and, as a result, its administrator and investment adviser have devoted substantial resources to soliciting proxies in connection with such meetings. In addition, shareholders meetings have had to be adjourned on occasion in order to obtain sufficient proxies to take corporate action. The Board believes that the decreased quorum requirement may mitigate these difficulties in connection with future shareholders meetings. It also notes that the other member of the First American family of funds, First American Funds, Inc., currently has a 10% quorum requirement for shareholders meetings.

         The proposed reduction in the quorum for shareholders meetings would not affect voting requirements imposed on FAIF by the 1940 Act or Maryland law with respect to certain issues. Under the 1940 Act, specified kinds of actions must be approved by shareholders by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of FAIF or of each affected Fund. Examples of such actions include approval of new Rule 12b-1 distribution plans, of material increases in amounts payable under existing Rule 12b-1 distribution plans, of new investment advisory agreements, and of changes to a Fund's fundamental investment policies. Under the 1940 Act, the term "majority of the outstanding voting securities" is defined to mean the lesser of (a) the vote of 67% or more of the shares of such Fund present at the special meeting, if the holders of more than 50% of a Fund's outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the outstanding shares of the Fund. Thus, these actions cannot be taken unless at least 50% of the outstanding shares are present or represented by proxy at a shareholders meeting. The proposed amendment would not have the effect of changing these 1940 Act voting requirements.

         Similarly, under Maryland law, amendments to corporation's articles of incorporation and certain extraordinary corporate transactions, such as consolidations and mergers, must be approved by at least two-thirds of all votes entitled to be cast with respect to the issue. Thus, these actions cannot be taken unless at least two-thirds of the outstanding shares are present or represented by proxy at a shareholders meeting. The proposed amendment to FAIF's Articles would not have the effect of changing these Maryland state law voting requirements.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL. Approval of this proposal requires the favorable vote of at least two-thirds of the outstanding shares of FAIF. Unless otherwise instructed, the proxies will vote to approve this proposal.


                            SUPPLEMENTAL INFORMATION

         The investment adviser for the Funds is First Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55480. First Bank is the largest subsidiary bank of First Bank System, Inc. ("FBS"), with assets of $14.6 billion at December 31, 1994.

         The distributor of the Funds (the "Distributor") is SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087. All of the outstanding stock of SEI Financial Services Company is owned by SEI Corporation ("SEI"), of the same address. SEI Financial Management Corporation, another wholly owned subsidiary of SEI, acts as Administrator for the Funds.

         The executive officers of FAIF and their ages and principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during such period. Certain officers of FAIF also serve as Trustees and officers of SEI Liquid Asset Trust, SEI Cash+Plus Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Index Funds, SEI International Trust, The Capitol Mutual Funds, Union Investors Fund, Compass Capital Group, FFB Lexicon Funds, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, CoreFunds, Inc., Rembrandt Funds, First American Funds, Inc., The Arbor Funds, 1784 Funds, Marquis Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., Nationar Funds, Inc., Inventor Funds, Inc., The Achievement Funds Trust, Insurance Investment Products Trust, Bishop Street Funds and Crest Funds, Inc., all of which are open-end management investment companies. The Administrator serves as administrator and the Distributor serves as the principal underwriter for each of the foregoing investment companies.

Name (Age) and Business Address                 Principal Occupation During Past Five Years
David G. Lee (42)*                              President of FAIF since April 1994; Senior Vice President
680 East Swedesford Road                        and  Assistant  Secretary of FAIF  beginning  June 1, 1993;
Wayne, Pennsylvania 19087                       Senior Vice President of SEI, the Distributor and the
                                                Administrator, since 1991; President of GW Sierra Trust
                                                Funds prior to 1991.

Carmen V. Romeo (50)*                           Treasurer and Assistant Secretary of FAIF since November
680 East Swedesford Road                        1992; Director, Executive Vice President, CFO and Treasurer
Wayne, Pennsylvania 19087                       of SEI, the Distributor and the Administrator, since 1981.

Kevin P. Robins (34)*                           Vice President and Assistant Secretary of FAIF since April
680 East Swedesford Road                        1994; Vice President, Assistant Secretary, and General
Wayne, Pennsylvania 19087                       Counsel of the Administrator and Distributor since
                                                1992; Associate, Morgan, Lewis & Bockius from 1989 to 1992.

Kathryn L. Stanton (35)*                        Vice President and Assistant Secretary of FAIF since
680 East Swedesford Road                        April 1994; Vice President and Assistant Secretary of
Wayne, Pennsylvania 19087                       SEI, the Distributor and the Administrator, since 1994;
                                                Associate, Morgan, Lewis & Bockius from 1989 to 1994.

Sandra K. Orlow (40)*                           Vice President and Secretary of FAIF since November 1992;
680 East Swedesford Road                        Vice President and Assistant Secretary of SEI, the
Wayne, Pennsylvania 19087                       Distributor and the Administrator, since 1983.

Robert B. Carroll (35)*                         Vice President and Assistant Secretary of FAIF since April
680 East Swedesford Road                        1994; Vice President and Assistant Secretary of the
Wayne, Pennsylvania 19087                       Administrator and Distributor since April 1994; Division of
                                                Investment Management, U.S. Securities and Exchange
                                                Commission, from 1990 to 1994; Associate, McGuire, Woods,
                                                Brattle & Boothe, before 1990.

Stephen G. Meyer (29)*                          Controller of FAIF since March 1995; Director of Internal
680 East Swedesford Road                        Audit and Risk Management of the Administrator since
Wayne, Pennsylvania 19087                       1992; Senior Associate, Coopers & Lybrand, from 1990 to 1992.

Michael J. Radmer (49)                          Secretary of FAIF since 1991; Partner, Dorsey & Whitney
220 South Sixth Street                          P.L.L.P., a Minneapolis-based law firm and general counsel
Minneapolis, Minnesota 55402                    to FAIF.
_______________


* Each of these persons is considered to be an "interested person" of FAIF as defined in the 1940 Act.


                                 OTHER MATTERS

         The Directors know of no other business to be brought before the special meeting. However, if any other matters properly come before the special meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the executed proxy.


                             SHAREHOLDER PROPOSALS

         FAIF does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to FAIF c/o SEI Corporation, 680 East Swedesford Road, Wayne, Pennsylvania, 19087.

                                SHARE OWNERSHIP

         As of April 21, 1995, the directors and officers of FAIF as a group owned less than one percent of each class of each Fund's outstanding shares. As of that date, the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds.

                                                             Class A               Class B              Class C
                                                        Number     % of       Number     % of       Number     % of
                                                       of Shares   Class     of Shares   Class     of Shares   Class
STOCK FUND
   Var & Co......................................           0       0%             0       0%  10,788,232.99  78.56%
   P.O. Box 64482
   St. Paul, MN 55164

   Diamond Retirement Plan.......................           0       0%             0       0%   2,387,880.44  17.39%
   180 East Fifth Street
   St. Paul, MN 55101

EQUITY INDEX FUND
   Var & Co......................................           0       0%             0       0%  15,559,664.73  97.07%
   P.O. Box 64482
   St. Paul, MN 55164

   National Financial Services Corporation.......   34,279.05   31.60%      2,402.76    8.25%              0      0%
   200 Liberty Street
   New York, NY 10281

   Southwest Securities..........................           0      0%      17,342.30   59.55%              0      0%
   1201 Elm Street
   Suite 4300
   Dallas, Texas 75270

BALANCED FUND
   Var & Co......................................           0       0%             0       0%   8,877,364.13  64.54%
   P.O. Box 64482
   St. Paul, MN 55164

   Diamond Retirement Plan.......................           0       0%             0       0%   3,829,696.23  27.84%
   180 East Fifth Street
   St. Paul, MN 55101

   National Financial Services Corporation.......1,127,837.22   91.13%             0       0%              0      0%
   200 Liberty Street
   New York, NY 10281

   First Trust National Association..............           0       0%             0       0%     743,672.50   5.41%
   180 East Fifth Street
   St. Paul, MN 55101

LIMITED VOLATILITY STOCK FUND
   Var & Co......................................           0       0%             0       0%   1,509,703.68    100%
   P.O. Box 64482
   St. Paul, MN 55164

ASSET ALLOCATION FUND
   Var & Co......................................           0       0%             0       0%   3,539,341.47  96.54%
   P.O. Box 64482
   St. Paul, MN 55164

   National Financial Services Corporation.......   23,757.71   35.73%     10,139.23   47.50%              0      0%
   200 Liberty Street
   New York, NY 10281

EQUITY INCOME FUND
   Var & Co......................................           0       0%             0       0%   4,162,743.85    100%
   P.O. Box 64482
   St. Paul, MN 55164

   National Financial Services Corporation.......           0       0%     10,492.17   40.19%              0      0%
   200 Liberty Street
   New York, NY 10281

   First Bank National Association...............   14,729.06    8.58%             0       0%              0      0%
   601 Second Avenue South
   Minneapolis, MN 55480

   Joseph A. Green and Linda Green...............   21,687.96   12.64%             0       0%              0      0%
   1122 S. Broadway
   Oark Ridge, IL 60068

   Kenmar B. Jauss and William C. Jauss..........   13,130.85    7.65%             0       0%              0      0%
   246 Maple Avenue
   Wilmette, IL 60091

DIVERSIFIED GROWTH FUND
   Var & Co......................................           0       0%             0       0%   8,350,291.39  99.97%
   P.O. Box 64482
   St. Paul, MN 55164

   National Financial Services Corporation.......           0       0%      5,754.84   37.91%              0      0%
   200 Liberty Street
   New York, NY 10281

EMERGING GROWTH FUND
   Var & Co......................................           0       0%             0       0%   2,018,702.61  99.24%
   P.O. Box 64482
   St. Paul, MN 55164

   National Financial Services Corporation.......    6,218.92   49.88%      5,074.21   67.80%              0      0%
   200 Liberty Street
   New York, NY 10281

   First Bank National Association...............     623.339    5.00%             0       0%              0      0%
   601 Second Avenue South
   Minneapolis, MN 55480

REGIONAL EQUITY FUND
   Var & Co......................................           0       0%             0       0%   7,914,602.83  85.33%
   P.O. Box 64482
   St. Paul, MN 55164

   Diamond Retirement Plan.......................           0       0%             0       0%   1,044,802.19  11.26%
   180 East Fifth Street
   St. Paul, MN 55101

   Warning Lites Inc.............................   40,945.48    5.39%             0       0%              0      0%
   4700 Lyndale Avenue North
   Minneapolis, MN  55430

SPECIAL EQUITY FUND
   Var & Co......................................           0       0%             0       0%   9,119,478.84  99.99%
   P.O. Box 64482
   St. Paul, MN 55164

   National Financial Services Corporation.......           0       0%     10,442.57    6.60%              0      0%
   200 Liberty Street
   New York, NY 10281

TECHNOLOGY FUND
   Var & Co......................................           0       0%             0       0%   1,245,346.76  99.93%
   P.O. Box 64482
   St. Paul, MN 55164

   National Financial Services Corporation.......    2,931.45   13.67%      3,760.71   19.42%              0      0%
   200 Liberty Street
   New York, NY 10281

INTERNATIONAL FUND
   Var & Co......................................           0       0%             0       0%   7,671,953.85  99.06%
   P.O. Box 64482
   St. Paul, MN 55164

   National Financial Services Corporation.......    3,967.66    7.20%      3,831.84   33.77%              0      0%
   200 Liberty Street
   New York, NY 10281

   Mankato State University Foundation Inc.......   18,113.06   32.88%             0       0%              0      0%
   P.O. Box 8400, MSU 60
   Mankato, MN 56002-8400

LIMITED TERM INCOME FUND
   Var & Co......................................           0       0%             0       0%  10,261,654.46  87.60%
   P.O. Box 64482
   St. Paul, MN 55164

   Diamond Retirement Plan.......................           0       0%             0       0%   1,452,939.15  12.40%
   180 East Fifth Street
   St. Paul, MN 55101

   National Financial Services Corporation.......  408,700.62   39.03%             0       0%              0      0%
   200 Liberty Street
   New York, NY 10281

   Planned Parenthood of Minnesota...............   69,220.01    6.61%             0       0%              0      0%
   1965 Ford Parkway
   St. Paul, MN 55116

INTERMEDIATE TERM INCOME FUND
   Var & Co......................................           0       0%             0       0%   8,026,978.58  93.77%
   P.O. Box 64482
   St. Paul, MN 55164

   Diamond Retirement Plan.......................           0       0%             0       0%     533,165.64   6.23%
   180 East Fifth Street
   St. Paul, MN 55101

   National Financial Services Corporation.......   31,924.15   11.72%             0       0%              0      0%
   200 Liberty Street
   New York, NY 10281

FIXED INCOME FUND
   Var & Co......................................           0       0%             0       0%  17,017,329.75  88.89%
   P.O. Box 64482
   St. Paul, MN 55164

   Diamond Retirement Plan.......................           0       0%             0       0%   1,820,969.36   9.51%
   180 East Fifth Street
   St. Paul, MN 55101

   National Financial Services Corporation.......  452,255.37   71.83%             0       0%              0      0%
   200 Liberty Street
   New York, NY 10281

INTERMEDIATE GOVERNMENT BOND FUND
   Var & Co......................................           0       0%             0       0%   9,413,457.88  94.10%
   P.O. Box 64482
   St. Paul, MN 55164

   National Financial Services Corporation.......   65,040.25   28.40%             0       0%              0      0%
   200 Liberty Street
   New York, NY 10281

MORTGAGE SECURITIES FUND
   Var & Co......................................           0       0%             0       0%   2,719,500.62  96.65%
   P.O. Box 64482
   St. Paul, MN 55164

   National Financial Services Corporation.......   16,701.61   59.02%             0       0%              0      0%
   200 Liberty Street
   New York, NY 10281

LIMITED TERM TAX FREE INCOME FUND
   Var & Co......................................           0       0%             0       0%   1,368,221.96    100%
   P.O. Box 64482
   St. Paul, MN

   Western Folder Dist...........................   31,500.02   49.65%             0       0%              0      0%
   1549 W. Glenlake Avenue
   Itaska, IL 60143

   Ann M. DePaul, George A. Tenyer, Nancy L. ....    4,238.87    6.68%             0       0%              0      0%
         Adcock and Martha Andre
   4612 Stafford
   McHenry, IL 60050

   Terrence L. Dooley and Marguerite K. Dooley...    5,924.85    9.34%             0       0%              0      0%
   1964 N. Burling Street
   Chicago, Illinois 60614

   George A. Davidson and Patricia M Davidson....    4,234.04    6.67%             0       0%              0      0%
   219 Anderson Terrace
   Des Plaines, IL 60016

   National Financial Services Corporation.......    5,077.02    8.00%             0       0%              0      0%
   200 Liberty Street
   New York, NY 10281

INTERMEDIATE TAX FREE FUND
   Var & Co......................................           0       0%             0       0%   3,097,506.63  95.30%
   P.O. Box 64482
   St. Paul, MN 55164

   National Financial Services Corporation.......    6,386.05    5.87%             0       0%              0      0%
   200 Liberty Street
   New York, NY 10281

   Reynolds W. Guyer.............................   39,157.07   35.98%             0       0%              0      0%
   1620 West 7th Street
   St. Paul, MN 55102

   Ray L. Miller and Ruty Miller.................   12,509.09   11.49%             0       0%              0      0%
   7121 Road 311
   New Castle, CO 81647

   Dorothy M. Baker..............................   11,103.15   10.20%             0       0%              0      0%
   1721 E. 6th
   Pueblo, CO 81001

MINNESOTA INSURED INTERMEDIATE TAX FREE FUND
   Var & Co......................................           0       0%             0       0%   6,280,311.61  96.97%
   P.O. Box 64482
   St. Paul, MN 55164

   National Financial Services Corporation.......   83,707.75   44.74%             0       0%              0      0%
   200 Liberty Street
   New York, NY 10281

   D. Ward Johnson Jr. and Charlotte S. Johnson..   10,754.42    5.75%             0       0%              0      0%
   36 Kenwood Parkway
   St. Paul, MN 55105

COLORADO INTERMEDIATE TAX FREE FUND
   Var & Co......................................           0       0%             0       0%   4,558,808.88  99.04%
   P.O. Box 64482
   St. Paul, MN 55164

   National Financial Services Corporation.......   27,992.60   21.12%             0       0%              0      0%
   200 Liberty Street
   New York, NY 10281

   Mary Boyd.....................................    9,798.86    7.39%             0       0%              0      0%
   P.O. Box 5748
   Snowmass Village, CO 81615

   Barbara Atwood Reid POD David J. Hyman........    9,261.12    6.99%             0       0%              0      0%
   Box 1854
   Aspen, CO 81612


[front of proxy card]

PLEASE VOTE, SIGN BELOW AND RETURN PROMPTLY IN ENCLOSED POSTAGE-PREPAID
ENVELOPE.

PROXY SERVICES
POST OFFICE BOX 9151
FARMINGDALE, NY  11738-9608

FIRST AMERICAN INVESTMENT FUNDS, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST AMERICAN INVESTMENT FUNDS, INC.
The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer, and Richard J. Shoch, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of the indicated series of First American Investment Funds, Inc. ("FAIF"), held of record by the undersigned on April 21, 1995, at the Special Meeting of shareholders of FAIF to be held on June 20, 1995, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Special Meeting hereby are revoked.

Proposal 1: Election of Trustees.
            (See Proposal 1 in the attached Proxy Statement.)

Robert J. Dayton   Welles B. Eastman   Irving D. Fish   Leonard W. Kedrowski
          Joseph D. Strauss   Virginia L. Stringer   Gae B. Veit

TO WITHHOLD VOTING FOR ANY INDIVIDUAL TRUSTEE, STRIKE AN "X" IN THE "FOR ALL EXCEPT" BOX AND WRITE THE NAME(S) ON THE LINE PROVIDED. SEE VOTING INSTRUCTIONS BELOW.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS  [ ]

KEEP THIS PORTION FOR YOUR RECORDS.

[back of proxy card]

[graphic - boxes for voting and line]

USE ONLY TO WITHHOLD AUTHORITY TO VOTE ON INDIVIDUAL NOMINEES

2. PROPOSAL TO APPROVE AN AMENDMENT TO FAIF'S ARTICLES OF INCORPORATION WHICH WOULD REDUCE THE QUORUM REQUIRED TO CONDUCT BUSINESS AT SHAREHOLDERS MEETINGS FROM 30% OF ALL OUTSTANDING SHARES TO 10% OF ALL OUTSTANDING SHARES OF FAIF OR, IN THE CASE OF VOTING BY CLASSES OR SERIES OF SHARES, SUCH PERCENTAGES OF THE APPLICABLE CLASSES OR SERIES. (See Proposal 2 in the attached Proxy Statement.)

     [ ] FOR                    [ ] AGAINST                 [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.




Signature                                        Signature (Joint Owners)

______________________________________
Date

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ABOVE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.